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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________


                                    FORM 8-K


                            _______________________


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 18, 2001

                   The Interpublic Group of Companies, Inc.
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              (Exact Name of Registrant as Specified in Charter)


              Delaware                   1-6686           13-1024020
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    (State or Other Jurisdiction    (Commission File    (IRS Employer
          of Incorporation)              Number)      Identification No.)


     1271 Avenue of the Americas, New York, New York               10020
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       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: 212-399-8000


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On March 18, 2001, The Interpublic Group of Companies, Inc. ("Interpublic") and Veritas Acquisition Corp., a wholly-owned subsidiary of Interpublic ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with True North Communications Inc. ("True North"), pursuant to which Sub will be merged with and into True North (the "Merger") and True North will become a wholly-owned subsidiary of Interpublic. Consummation of the Merger is subject to various conditions, including approval by the stockholders of True North and the receipt of all requisite regulatory approvals.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     The press release issued by Interpublic with respect to the execution of the Merger Agreement on March 19, 2001 is attached as Exhibit 99.1 and is incorporated herein by reference.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits.

     2.1 Agreement and Plan of Merger, dated as of March 18, 2001, among The Interpublic Group of Companies, Inc., Veritas Acquisition Corp. and True North Communications Inc.

     99.1  Press Release dated March 19, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE INTERPUBLIC GROUP OF
                                                  COMPANIES, INC.

Date: March 19, 2001                            By:  /s/ Nicholas J. Camera
                                                   --------------------------
                                                   Nicholas J. Camera
                                                   SENIOR VICE PRESIDENT,
                                                   GENERAL COUNSEL AND SECRETARY
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                                 EXHIBIT INDEX

Exhibits.

     2.1 Agreement and Plan of Merger, dated as of March 18, 2001, among The Interpublic Group of Companies, Inc., Veritas Acquisition Corp. and True North Communications Inc.

     99.1  Press Release dated March 19, 2001.